UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2006

MOLECULAR DEVICES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-27316 (Commission File Number)	94-2914362 (IRS Employer Identification No.)
1311 Orleans Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 747-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES

Section 1—Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On February 9, 2006, the Board of Directors of the Company (the “Board”), based on recommendations of the Compensation Committee (the “Committee”), awarded cash bonuses to each of the following executive officers in the amounts as set forth below. The Board also approved 2006 annual salaries, effective March 1, 2006, for each of the following executive officers in the amounts as set forth below.

Officer	Title	Bonus Awarded	2006 Annual Salary
Steven Davenport	Vice President, European Operations	GBP 62,129	GBP 101,010
Timothy A. Harkness	Senior Vice President, Chief Financial Officer	USD 269,823	USD 333,506
Jan Hughes	Vice President, Worldwide Marketing	USD 137,667	USD 210,000
Gillian M.K. Humphries, Ph.D.	Vice President, Strategic Affairs	USD 30,000	USD 100,000
Joseph D. Keegan, Ph.D.	President, Chief Executive Officer	USD 600,000	USD 445,000
Robert J. Murray	Vice President, Operations	USD 150,777	USD 227,089
Thomas J. O’Lenic	Vice President, North American Sales and Service	USD 156,550	USD 222,685
Patricia C. Sharp	Vice President, Human Resources	USD 140,007	USD 224,926
J. Richard Sportsman, Ph.D.	Vice President, Assay and Reagent Research and Development	USD 102,466	USD 192,674
In addition, based on recommendations of the Committee, the Board approved the framework under which discretionary cash bonuses to the Company’s senior management team, including executive officers, will be determined in 2006.
Bonuses will be determined based on the achievement of various weighted performance objectives as follows: (1) a revenue growth target, which is weighted at 25%, (2) an operating margin target, which is weighted at 25%, (3) the performance objectives specified in the Company’s 2006 Balanced Scorecard, which is applied generally to employees of the Company in determining their bonuses, relating to product development and quality, customer satisfaction, financial performance metrics and employee training and development, which collectively are weighted at 30%, and (4) personal performance objectives for each officer individually, which are weighted at 20%. Each officer is assigned a target bonus from 40% to 100% of his or her base salary which will be earned by the officer upon achievement of targets at the 100% level. Performance below 100% of target could result in a reduced bonus or no bonus. Performance above target, on the other hand, could result in bonuses above the target bonus level.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULAR DEVICES CORPORATION
Dated: February 15, 2006	By:	/s/ Timothy A. Harkness
Timothy A. Harkness
Senior Vice President and Chief Financial Officer